UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ALPHA SECURITY GROUP CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ALPHA SECURITY GROUP CORPORATION
328 West 77th Street, New York, New York 10024

To All Stockholders of
Alpha Security Group Corporation (the “Company”):

The Company did not consummate a business combination transaction prior to the date required by our certificate of incorporation, March 28, 2009 (the “Termination Date”) and trust agreement governing the trust account.  As a result of the preceding, our board of directors has determined it would be in the best interests of our stockholders to liquidate and dissolve and distribute now to stockholders holding shares of our common stock (“IPO Shares”) issued in our initial public offering (“IPO”) all amounts in the trust account established by us at the consummation of the IPO and into which a certain amount of the net proceeds of the IPO were deposited (the “Trust Account”).  As of June 1, 2009, approximately $60.0 million (approximately $10 per IPO Share) was in the Trust Account.

Accordingly, we have called a special meeting of stockholders to be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154 on ____, July ___, 2009 at 9:00 a.m., New York time;

To consider and vote on the following two proposals:

•	approve the dissolution of Alpha and the proposed plan of liquidation (the “Dissolution Proposal”) in substantially the form set forth in Annex A (the “Plan of Liquidation”).

and a proposal to:

•
To consider and vote on a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the special meeting to approve the Dissolution Proposal (the “Adjournment Proposal”).

The board of directors has fixed the close of business on July ___, 2009 as the record date for determining the stockholders entitled to notice of and to vote at the special meeting and any adjournment thereof.  Holders of our common stock will be entitled to vote on each of the proposals set forth above, and will be each entitled to one vote for each share of record.

Our board of directors recommends that you vote, or give instruction to vote, “FOR” the adoption of the Dissolution Proposal.  Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the Dissolution Proposal.  We urge you to read the proxy statement and attached annexes carefully.

All stockholders are cordially invited to attend the special meeting.  Whether or not you plan to attend the special meeting, it is important that your shares be represented.  Accordingly, please sign and date the enclosed Proxy Card and return it promptly in the envelope provided herewith.  Even if you return a Proxy Card, you may revoke the proxies appointed thereby at any time prior to the exercise thereof by filing with our Corporate Secretary a written revocation or duly executed Proxy Card bearing a later date or by attendance and voting at the special meeting.  Attendance at the special meeting will not, in itself, constitute revocation of the proxies.

By order of the Board of Directors

New York, NY
July , 2009	/s/ Steve Wasserman
Steve Wasserman
Co-Chairman of the Board of Directors, Chief Executive Officer and President

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

ALPHA SECURITY GROUP CORPORATION
328 West 77th Street, New York, New York 10024

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JULY ___, 2009

NOTICE IS HEREBY GIVEN that a special meeting of stockholders, including any adjournments or postponements thereof, of Alpha Security Group Corporation, a Delaware corporation (the “Company”), will be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, on _____, July ___, 2009, at 9:00 a.m. New York time to:

To consider and vote on the following three proposals:

•	approve the dissolution of Alpha and the proposed plan of liquidation (the “Dissolution Proposal”) in substantially the form set forth in Annex A (the “Plan of Liquidation”).

and a proposal to:

•
To consider and vote on a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the special meeting to approve the Dissolution Proposal (the “Adjournment Proposal”).

These items of business are more fully described in this proxy statement, which we encourage you to read in its entirety before voting.  The Company will not transact any other business at the special meeting except for business properly brought before the special meeting or any adjournment or postponement thereof by the Company’s board of directors.

Holders of our common stock as of the record date for the special meeting are each entitled to one vote for each share of record and vote together as a single class with respect to the Dissolution Proposal and (if presented to them) the Adjournment Proposal.

The record date for the special meeting is July ___, 2009.  Only holders of record of the Company’s common stock at the close of business on July ___, 2009 are entitled to notice of the special meeting and to have their vote counted at the special meeting and any adjournments or postponements thereof.  A complete list of the Company’s stockholders of record entitled to vote at the special meeting will be available for inspection by stockholders for 10 days prior to the date of the special meeting at the principal executive offices of the Company during ordinary business hours for any purpose germane to the special meeting.

This proxy statement is first being furnished to stockholders on or about July ___, 2009.

Your vote is important regardless of the number of shares you own.  The Dissolution Proposal must be approved by the affirmative vote of a majority of the outstanding shares as of the record date of the Company’s common stock. The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

All of the Company stockholders are cordially invited to attend the special meeting in person.  However, to ensure your representation at the special meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible.  If you are a stockholder of record of the Company’s common stock, you may also cast your vote in person at the special meeting.  If your shares are held in an account at a brokerage firm or bank, you may be required to instruct your broker or bank on how to vote your shares.  If you do not vote or do not instruct your broker or bank how to vote, your action may have the same effect as voting “AGAINST” approval of the Dissolution Proposal, but will have no effect on the vote with respect to the Adjournment Proposal.  Abstentions will count towards the vote total for approval of the Dissolution Proposal and will have the same effect as “AGAINST” votes for each such proposal.  An abstention or failure to vote will have no effect on any vote to adjourn the special meeting.

The board of directors of the Company recommends that you vote “FOR” of the Dissolution Proposal which is described in detail in this proxy statement.

Table of Contents

Page

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS	1

FORWARD-LOOKING STATEMENTS	5

SPECIAL MEETING OF THE COMPANY STOCKHOLDERS	6
General	6
Date, Time and Place	6
Purpose of the Company Special Meeting	6
Recommendation of the Company Board of Directors	6
Record Date; Who is Entitled to Vote	7
Quorum	7
Abstentions and be Non-Votes	7
Vote of Our Stockholders Required	7
Voting Your Shares	7
Revoking Your Proxy	8
Who Can Answer Your Questions About Voting Your Shares	8
No Additional Matters May Be Presented at the Special Meeting	8
Proxies and Proxy Solicitation Costs	8

BACKGROUND INFORMATION	9
General	9
Initial Public Offering	9
The Dissolution Proposal	9
Certain Other Interests in the Proposals	10

THE DISSOLUTION PROPOSAL	11

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN OF LIQUIDATION	15
Consequences to Alpha	15
Consequences to U.S. Stockholders	15

THE ADJOURNMENT PROPOSAL	17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18

PRICE RANGE OF SECURITIES AND DIVIDENDS	19

DESCRIPTION OF SECURITIES	20
General	20
Common stock	20
Preferred stock	20
Warrants	20
Shares eligible for future sale	21
Registration Rights	21
Delaware Anti-Takeover Law.	21

WHERE YOU CAN FIND MORE INFORMATION	23

STOCKHOLDER PROPOSALS	23

Annex A	A-1

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q.	Why am I receiving this proxy statement?

A.
Alpha Security Group Corporation (the “Company”) is a blank check company formed in 2005 to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination with a then unidentified operating business.  On March 28, 2007, we completed our IPO of equity securities, raising gross proceeds of $60.0 million.  Like most blank check companies, our certificate of incorporation provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated before the termination date as defined in the certificate of incorporation.  Our certificate of incorporation provides that, upon the termination date, the Company will cause its officers to distribute the amounts in the Trust Account (inclusive of interest) to the holders of IPO Shares as soon as reasonably practicable after the termination date.  Further, our certificate of incorporation requires that after the distribution of the amounts in the Trust Account, the officers of the Company shall take such action necessary to dissolve and liquidate the Company as soon as reasonably practicable.

Specifically, our certificate of incorporation defines the “Termination Date” as the later of the following dates: 18 months after the consummation of the IPO (September 28, 2009) or 24 months after the consummation of the IPO (March 28, 2009) in the event that either a letter of intent, an agreement in principle or a definitive agreement to complete a Business Combination was executed but was not consummated within such 18-month period.  The Company did not consummate a qualifying business combination prior to the Termination Date.  Consequently, our board of directors is proceeding with the actions necessary to effect the dissolution of Alpha and return to the holders of our IPO Shares the amounts held in the Trust Account with interest (net of applicable taxes, and costs of dissolution).  As of March 31, 2009, approximately $60.0 million (approximately $10 per IPO Share) was in the Trust Account.

Q.	What happens if the Dissolution Proposal is approved?

A.
If the Dissolution Proposal is approved, Alpha expects to file the certificate of dissolution with the Delaware Secretary of State shortly thereafter and then distribute as soon as practicable thereafter to the public stockholders the principal and interest (net of tax liabilities and permitted dissolution expenses) then held in the trust account. Alpha currently estimates that, if the Alpha stockholders approve the dissolution and plan of liquidation at the special meeting, each public stockholder will receive a liquidating distribution of not less than $10.00 per initial public offering share. However, the exact timing and amount will not be determined until the time of such distribution.

Q.	What does the proposed Plan of Liquidation provide for?

A.
The proposed Plan of Liquidation described in and attached as Annex A to this proxy statement provides for the discharge of Alpha’ s liabilities and the winding-up of its affairs, including the distribution to the public stockholders of the principal and accumulated interest (net of tax liabilities and permitted dissolution expenses) of the trust account as contemplated by Alpha’ s charter and initial public offering prospectus. The initial stockholders have waived their right to participate in any liquidation of the trust account with respect to shares of common stock they acquired when Alpha was formed.

Q.	What vote is required to adopt the Dissolution Proposal?

A.
Approval of our dissolution and Plan of Liquidation will require the affirmative vote of holders of a majority of our outstanding shares of common stock. Approval of the adjournment proposal requires the affirmative vote of holders of a majority of shares of common stock present or represented by proxy at the special meeting and voting on the proposal.

Q.	How much will I receive if the Dissolution Proposal and Plan of Liquidation are approved?

A.
If the dissolution and Plan of Liquidation are approved, we expect that the public stockholders will receive not less than $10.00 per share. The trust account contained an aggregate amount of approximately $60,000,000 as of June 1, 2009. The amount in the trust account available for distribution to the holders of public shares will be finally determined at the time of such distribution.

Q.	Why should I vote for the Dissolution Proposal?

A.
The Plan of Liquidation provides for the distribution to the public stockholders of the principal and any accumulated interest (net of tax liabilities and permitted dissolution expenses) in the trust account as contemplated by Alpha’s charter and the initial public offering prospectus. Stockholder approval of Alpha’ s dissolution is required by Delaware law, under which Alpha is organized. If the dissolution and Plan of Liquidation is not approved, Alpha will not be authorized to dissolve and liquidate and will not be authorized to distribute the funds in the trust account to the public stockholders.

Q.	What if I do not want to vote for the dissolution and Plan of Liquidation?

A.
If you do not want the dissolution and Plan of Liquidation to be approved, you must abstain, not vote or vote against it. You should be aware, however, that if the dissolution and plan of liquidation are not approved, Alpha will not be authorized to dissolve and liquidate and will not be authorized to distribute the funds (net of tax liabilities and permitted dissolution expenses) held in the trust account to the public stockholders. Whether or not you vote against it, if the dissolution and plan of liquidation are approved, all public stockholders will be entitled to share ratably in the liquidation of the trust account.

Q.	What happens if the dissolution and Plan of Liquidation are not approved?

A.
If the dissolution and Plan of Liquidation are not approved, Alpha will not be authorized to dissolve and liquidate, and will not be authorized to distribute the funds (net of tax liabilities and permitted dissolution expenses) held in the trust account to public stockholders. If sufficient votes to approve the dissolution and Plan of Liquidation are not available at the meeting, or if a quorum is not present in person or by proxy, the Board of Directors may seek to adjourn or postpone the meeting to continue to seek such approval.

Q.	If the dissolution and Plan of Liquidation are approved, what happens next?

A.
We will file a certificate of dissolution with the Delaware Secretary of State, formally adopt by board action the Plan of Liquidation in substantially the form of Annex A to this proxy statement in compliance with Delaware law, pay or adequately provide for the payment of our liabilities, and then distribute as soon as practicable thereafter the proceeds of the trust account (net of tax liabilities and permitted dissolution expenses, if any) to the public stockholders.

Q.	How are votes counted?

A.
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.  The Dissolution Proposal must be approved by the affirmative vote of a majority of the outstanding shares as of the record date of the Company’s common stock, voting together as a single class.  The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

With respect to the Dissolution Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.  An abstention or failure to vote will have no effect on any vote to adjourn the special meeting.  If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.  If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items.  Discretionary items are proposals considered routine under the rules of the NYSE Amex applicable to member brokerage firms.  These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions.  On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.  The Dissolution Proposal may be characterized as discretionary items, although such characterization is beyond our control.  The Adjournment Proposal is definitely a discretionary item.

Q.	What is the quorum requirement?

A.
A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Q.	Who can vote at the special meeting?

A.
Only holders of record of the Company’s common stock at the close of business on July ___, 2009 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof.  On the record date, 7,580,000 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.  If, on July ___ 15, 2009, your shares were registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the special meeting or vote by proxy.  Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.  If, on July __, 2009, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the special meeting.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the special meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	How do the Company’s directors and officers intend to vote their shares?

A.
The Company’s directors and officers have advised the Company that they support the Dissolution Proposal and will vote any shares held by them “FOR” them, together with the Adjournment Proposal.  Currently, the directors and officers of the Company hold 1,380,000 shares of common stock.

Q.	What do I need to do now?

A.
The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a stockholder of the Company.  You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?

A.
If you are a holder of record of the Company common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting.  Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted.  You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.  You may still attend the special meeting and vote in person if you have already voted by proxy.

If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares if you are not in favor of any of the proposals.  You should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company.  Simply complete and mail the proxy card to ensure that your vote is counted.  To vote in person at the special meeting, you must obtain a valid proxy from your broker, bank or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Q.	Can I change my vote after I have mailed my signed proxy or direction form?

A.
Yes.  You can revoke your proxy at any time prior to the final vote at the special meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of three ways: (i) you may submit another properly completed proxy card with a later date; (ii) you may send a written notice that you are revoking your proxy to the Company’s corporate secretary at the address listed at the end of this section; or (iii) you may attend the special meeting and vote in person.  Simply attending the special meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Q.	What should I do if I receive more than one set of voting materials?

A.
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts.  For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares.  Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q.	Who is paying for this proxy solicitation?

A.
The Company will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication.  These parties will not be paid any additional compensation for soliciting proxies.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Alpha Security Group Corporation
328 West 77th Street, New York, New York 10024
Attn: Corporate Secretary

You may also obtain additional information about the Company from documents filed with the U.S. Securities and Exchange Commission (“SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Our forward-looking statements include, but are not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future.  In addition, any statements that refer to protections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.  The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.  Forward-looking statements in this report may include, for example, statements about our:

•	Ability to complete a combination with one or more target businesses;

•	Public securities’ limited liquidity and trading;

•	The delisting of our securities from the NYSE Amex or an inability to have our securities listed on the NYSE Amex;

•	Use of proceeds not in trust or available to us from interest income on Trust Account balance; or

•	Financial performance.

The forward-looking statements contained or incorporated by reference in this proxy statement are based on our current expectation and beliefs concerning future developments and their potential effects on us and speak only as of the date of such statement.  There can be no assurance that future developments affecting us will be those that we have anticipated.  These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account, the application of Rule 419 or other restrictions to future financings or business combinations involving the Company and the Company’s ability to finance and consummate acquisitions following the distribution of the funds from the Trust Account.  Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.  We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SPECIAL MEETING OF THE COMPANY STOCKHOLDERS

General

We are furnishing this proxy statement to the Company stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of the Company stockholders to be held on July ___, 2009, and at any adjournment or postponement thereof.  This proxy statement is first being furnished to our stockholders on or about July ___ 19, 2009 in connection with the vote on the Dissolution Proposal and the Adjournment Proposal.  This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.  Unless the context requires otherwise, the terms “the Company,” “we,” “us,” and “our” refer to Alpha Security Group Corporation.

Date, Time and Place

The special meeting will be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, on Tuesday, July ___, 2009, at 9:00 a.m. New York time.

Purpose of the Company Special Meeting

At this special meeting, you will be asked to consider and vote upon the following two proposals:

•	approve the dissolution of Alpha and the proposed plan of liquidation (the “Dissolution Proposal”) in substantially the form set forth in Annex A (the “Plan of Liquidation”).

and

•
The Adjournment Proposal - a proposal to authorize the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes at the time of the special meeting to adopt the Dissolution Proposal.

Recommendation of the Company Board of Directors

Our board of directors:

•	has approved each of the Dissolution Proposal and the Adjournment Proposal; and

•	recommends that our common stockholders vote “FOR” each of the Dissolution Proposal and the Adjournment Proposal (in the event it is presented).

Record Date; Who is Entitled to Vote

The record date is July ___, 2009.  On this record date, there were 7,580,000 shares of common stock outstanding and entitled to vote.  Holders of warrants are not entitled to vote at the special meeting.

The Company’s officers and directors have advised us that they support each of the proposals and intend to vote their shares “FOR” each of the Certificate of Incorporation Amendment Proposal, the Distribution Proposal and the Adjournment Proposal at the special meeting.  As of the record date, the Company’s officers and directors owned, either directly or beneficially, and were entitled to vote 1,380,000 shares, or 18.2%, of the Company’s outstanding common stock.

Quorum

A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Abstentions and Non-Votes

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” will be treated as shares present for purposes of determining the presence of a quorum on all matters.  The latter will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld by the broker.  If you do not give the broker voting instructions, your broker may not be able to vote your shares on the Certificate of Incorporation Amendment Proposal and the Distribution Proposal.

Vote of Our Stockholders Required

The affirmative vote of a majority of the outstanding shares of the Company’s common stock is required to adopt the Dissolution Proposal.  If you do not vote (i.e. you “Abstain” from voting), your action will have the same effect as an “AGAINST” vote.  Broker non-votes will have the same effect as “AGAINST” votes.

The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

Voting Your Shares

Each share of the Company common stock that you own in your name entitles you to one vote.  Your one or more proxy cards show the number of shares of our common stock that you own.  There are two ways to vote your shares of the Company common stock at the special meeting: You can vote by signing and returning the enclosed proxy card.  If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card.  If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted, as recommended by our board of directors, “FOR” the adoption of the Dissolution Proposal and the Adjournment Proposal.  Votes received after a matter has been voted upon at the special meeting will not be counted.

You can attend the special meeting and vote in person.  We will give you a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee.  That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify our corporate secretary in writing before the special meeting that you have revoked your proxy; or

•	you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call our corporate secretary at (212) 877-1588.

No Additional Matters May Be Presented at the Special Meeting

This special meeting has been called only to consider the adoption of the Dissolution Proposal and the Adjournment Proposal.  Under our by-laws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in the notice of the special meeting.

Proxies and Proxy Solicitation Costs

We are soliciting proxies on behalf of our board of directors.  This solicitation is being made by mail but also may be made by telephone or in person.  The Company will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication.  These parties will not be paid any additional compensation for soliciting proxies.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward their proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.  We will reimburse them for their reasonable expenses.

If you grant a proxy, you may still vote your shares in person if you revoke your proxy before the special meeting.

BACKGROUND INFORMATION

General

We were incorporated in Delaware on April 20, 2005, as a blank check company formed to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination with a then unidentified operating business in the U.S. homeland security or defense industries or a combination thereof .

Initial Public Offering

A registration statement for our initial public offering, or IPO, was declared effective on March 23, 2007.  On March 28, 2007, we completed the IPO, consisting of 6,000,000 units at a price of $10.00 per unit.  Each unit consists of one share of common stock and one warrant.  Each warrant entitles the holder to purchase one share of common stock at a price of $7.50, exercisable on the later of our completion of a business combination or March 23, 2008.  The warrants expire on March 23, 2011, or earlier upon redemption.

We received total net proceeds of $58,020,000 from the IPO, taking into account $1,980,000 of underwriting fees.  Simultaneously with the consummation of the IPO, we privately sold an aggregate of 3,200,000 warrants in a private placement at a price of $1.00 per warrant, for an aggregate purchase price of $3,200,000 which was deposited in the Trust Account maintained by American Stock Transfer & Trust Company.

The IPO generated total gross proceeds of $60,000,000 to us, excluding the proceeds from the offering of the 3,200,000 warrants on a private basis.  The aggregate net proceeds of the IPO and the sale of warrants on a private basis were placed in the Trust Account.  In addition, the underwriters of the IPO agreed to defer payment of a portion of the underwriting discount equal to 3% of the gross proceeds, or $1,800,000.  This deferred amount was to be held in trust and not released until the earlier to occur of (i) the completion of our initial business combination or (ii) our liquidation, in which case such proceeds will be distributed to the public stockholders, together with all other funds held in the Trust Account.  We have asked the representatives of the underwriters to confirm that they will have no right to receive any of these deferred amounts after distribution of the Trust Account to the holders of IPO Shares.

Our certificate of incorporation requires that we take all actions necessary to liquidate in the event that we do not consummate a business combination within 18 months from the date of the consummation of our initial public offering (September 28, 2008), or 24 months from the consummation of our IPO (March 28, 2009) if certain criteria have been satisfied.

The Dissolution Proposal

At the special meeting, you will be asked, in the alternative, to approve Alpha’ s dissolution and Plan of Liquidation, as contemplated by its Fourth Amended and Restated Certificate of Incorporation, which we refer to as the Charter.

This summary describes briefly the material terms of the proposed dissolution and Plan of Liquidation. This information is provided to assist stockholders in reviewing this proxy statement and considering the proposed dissolution and Plan of Liquidation, but it does not include all of the information contained elsewhere in this proxy statement and may not contain all of the information that is important to you. To understand more fully the dissolution and Plan of Liquidation being submitted for stockholder approval, you should carefully read this proxy statement, including the accompanying copy of the Plan of Liquidation attached as Annex A, in its entirety.

If the dissolution is approved, we will:

•                 file a certificate of dissolution, which we refer to as the Certificate of Dissolution, with the Delaware Secretary of State;

•                 formally adopt by board action the Plan of Liquidation in substantially the form set forth in Annex A to this proxy statement by in compliance with Delaware law;

•                 pay or adequately provide for the payment of our liabilities, including (i) liabilities for taxes, (ii) expenses of the dissolution and liquidation and (iii) our obligations to the holders of the public stockholders in accordance with the Charter; and

•                 if and to the extent required, obtain payments from our insiders pursuant to its indemnification obligations provided to Alpha at the time of the initial public offering for the satisfaction of any outstanding or unknown liabilities.

Assuming that the stockholders approve the dissolution and Plan of Liquidation at the special meeting, we expect to file the certificate of dissolution with the Delaware Secretary of State shortly thereafter and then distribute as soon as practicable thereafter to stockholders who own shares of Alpha’s common stock issued as part of the units sold in Alpha’s initial public offering, which we refer to as the public stockholders, the principal and interest (net of tax liabilities and permitted dissolution expenses) then held in the trust account in which the net proceeds were deposited, which we refer to as the trust account. We currently estimate that, if the Alpha stockholders approve the dissolution and Plan of Liquidation at the special meeting, each Public Stockholder will receive a liquidating distribution of approximately $10.00 per initial public offering share.  However, the exact timing and amount will not be determined until the time of such distribution.

THE DISSOLUTION PROPOSAL

Our Board of Directors is proposing Alpha’s dissolution and Plan of Liquidation for approval by our stockholders at the special meeting. As required by Delaware law, the Board intends to approve the Plan of Liquidation immediately following stockholder approval of the dissolution and Plan of Liquidation and the filing of a certificate of dissolution with the Secretary of State of the State of Delaware. A copy of the Plan of Liquidation is attached as Annex A to this proxy statement, and you are encouraged to read it carefully.

If Alpha’s dissolution is approved, we anticipate that our activities will be limited to actions we deem necessary or appropriate to accomplish the following:

•
filing a certificate of dissolution with the Secretary of State of the State of Delaware and, thereafter, remaining in existence as a non-operating entity for three years, as required under Delaware law;

•	adopting a Plan of Liquidation in substantially the form set forth in Annex A to this proxy statement by action of the Board of Directors in compliance with Delaware law;

•
as provided in the Plan of Liquidation, paying or adequately providing for the payment of, our known liabilities, including (i) liabilities for taxes and to providers of professional and other services, (ii) expenses of the dissolution and liquidation and (iii) our obligations to the public stockholders in accordance with the Charter;

•
if and to the extent required, obtaining payments from our insiders pursuant to indemnification obligations provided to Alpha at the time of the initial public offering for the satisfaction of any outstanding or unknown liabilities;

•
giving the trustee of the trust account notice to commence liquidating the investments constituting the trust account and turning over the proceeds to our transfer agent for distribution according to the Plan of Liquidation;

•
if there are insufficient assets or other sources of funds, including the indemnification obligations of our insiders, to satisfy our known and unknown liabilities, paying all such liabilities according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor;

•	winding up our remaining business activities; and

•	making tax and other regulatory filings.

Following dissolution, our directors may, at any time, engage third parties to complete the liquidation pursuant to the Plan of Liquidation. In addition, although we do not anticipate that it will be necessary to do so since we do not now have any material assets outside the trust account, the Board of Directors will be authorized to establish a liquidating trust to complete Alpha’s liquidation. We intend to pursue any applicable federal or state tax refunds arising out of our proposed acquisition and our other business activities from inception through dissolution. To the extent we are successful in obtaining such refunds, the proceeds will be applied as follows:

•
first, to pay liabilities of creditors not otherwise compromised in the process of determining the liquidating payment to our public stockholders, but only to the extent that such amount would have been available to fund working capital requirements of Alpha as part of the $1,825,000 initially available to Alpha from interest earned on the trust account but that were used to pay taxes instead, or approximately $690,000 in total; and

•	second, any remaining proceeds will be distributed pro rata to our public stockholders in accordance with our Charter.

Due to the timing and potential uncertainty regarding any refunds, any such proceeds would be distributed subsequent to the distribution of principal and accumulated interest of the trust account.

At June 1, 2009, we had approximately $60.1 million in the trust account. As of that date, we have withdrawn approximately $1,135,000 of interest income on funds in the trust account we are permitted to withdraw for working capital. We expect to pay our liabilities in full or, in many cases, in a reduced amount agreed to by the relevant creditor(s) pursuant to negotiations currently in progress. In addition to satisfying these liabilities, we anticipate incurring additional professional, legal and accounting fees in connection with our dissolution and liquidation. All cash for the payment of the foregoing (and as described below in more detail), beyond any assets of Alpha outside the trust account, will be provided by our insiders in lieu of having creditors sue the trust.

The indemnification obligation of our insiders provides that it will indemnify us as a result of the claims of vendors or other entities that are owed money by us for services rendered or products sold to us, to the extent necessary, to ensure that such claims do not reduce the amount in the trust account, but only to the extent such vendor did not execute a valid and enforceable waiver of any rights or claims to the trust account.

Alpha has liabilities as of June 30, 2009 of approximately $960,000, which Alpha anticipates negotiating with such creditors to reduce their fees and which Alpha anticipates paying off using (i) the funds received in connection with the tax refund and described above or (ii) funds provided by Alpha’s insiders. These liabilities consisted of approximately $636,000 for legal counsel and auditors, $260,000 for outstanding loans made for working capital purposes, $50,000 for NYSE Amex listing fees, and $17,500 for other third party service priorities. These creditors did not waive their right to sue the trust account. Although we are not aware of any other liabilities that will not be covered by the indemnification agreements of our insiders, no assurance can be made that such liabilities will not arise in the future. If such liabilities were to arise in the future or actual liabilities exceed those anticipated, under Delaware law, stockholders who receive distributions from Alpha pursuant to the Plan of Liquidation could be liable for their pro rata share of such liabilities, but not in excess of the amounts distributed to them. It is likely that any creditors that waived their right to sue the trust account will not be paid by Alpha.

Dissolution under Delaware Law

Under the Charter, Alpha is required to dissolve if it does not complete a business combination within the required time period. Under Delaware law, stockholders need to approve the dissolution and Plan of Liquidation. That is why we are presenting the Dissolution Proposal at the special meeting in the event the Extension Proposal is not approved.

Section 275 of the Delaware General Corporation Law (the “DGCL”) provides that a corporation may dissolve upon a majority vote of the Board of Directors of the corporation followed by a favorable vote of the holders of a majority of the outstanding stock entitled to vote. Following such approval, the dissolution will be effected by filing a certificate of dissolution with the State of Delaware. Once a Delaware corporation is dissolved, its existence is automatically continued for a term of three years solely for the purpose of winding up its business. The process of winding up includes:

•	prosecution and defense of any lawsuits;
•	settling and closing of any business;
•	disposition and conveyance of any property;
•	discharge of any liabilities; and
•	distribution of any remaining assets to the stockholders of the corporation.

The Board of Directors intends to approve the Plan of Liquidation, as required by Delaware law, immediately following stockholder approval of the dissolution and Plan of Liquidation.

Principal provisions of the Plan of Liquidation

General. In accordance with the Trust Agreement and the Charter, we will distribute pro rata to our public stockholders all of the proceeds of the trust account less the funds that will be used to pay applicable estimated taxes and permitted dissolution expenses. We expect that liquidation will commence as soon as practicable after stockholder approval at the special meeting of Alpha’s dissolution and Plan of Liquidation. We currently anticipate that, including funds drawn from the letter of credit, we will make a liquidating distribution of $10.00 per share issued in the initial public offering.

We will also pay or provide for our known liabilities. Other than described in this proxy statement, we do not know of any other Alpha liabilities or any facts suggesting that any other Alpha liabilities may exist or will arise. Our insiders have agreed to indemnify us for all claims of creditors, but only to the extent necessary to ensure that such claims do not reduce amounts available in the trust account. Our insider will make indemnification payments as and when needed to discharge Alpha’s liabilities and obligations. If our insider’s indemnification obligations, which are independent of the Plan of Liquidation and apply to only specific types of claims to the extent that those claims reduce the amount in the trust account, do not satisfy a creditor’s claim, under Delaware law the public stockholders could be required to return their pro rata portion of distributions that they receive pursuant to the Plan of liquidation to pay the liabilities not so discharged. However, the public stockholders will not be required to return amounts in excess of the total funds received by them from Alpha.

We will discontinue recording transfers of shares of our common stock on the date of dissolution. Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books, except by will, intestate succession or operation of law. After that date, we will not issue any new stock certificates, except in connection with such transfers or as replacement certificates.

Our Conduct Following Approval of the Dissolution and Adoption of the Plan of Liquidation

Our directors and officers will not receive any compensation for the duties performed in connection with Alpha’s dissolution or Plan of Liquidation. Following approval of Alpha’s dissolution by our stockholders at the special meeting, our activities will be limited to adopting the Plan of Liquidation, winding up our affairs, taking such actions as we believe may be necessary, appropriate or desirable to preserve the value of our assets and distributing our assets in accordance with the Plan of Liquidation.

We are obligated to indemnify our officers, directors, employees and agents in accordance with the Charter and our bylaws for actions taken in connection with winding up our affairs; however, given our minimal assets, we may not be able to provide meaningful indemnification to such persons. The Board of Directors and the trustees of any liquidating trust may obtain and maintain such insurance as they believe may be appropriate to cover our indemnification obligations under the Plan of Liquidation.

Indemnification Reserve. We generally are required, in connection with our dissolution, to pay or provide for payment of all of our liabilities. If and to the extent required, in order to satisfy any outstanding or unknown liabilities, we will obtain funds from our insiders pursuant to their indemnification obligations. However, a liability may not be covered by such indemnification obligations, or they might default on the indemnification obligations with respect to such liability. In any such event, a creditor which has not waived its claims against the trust account could bring a claim, as described in the following subsection, against one or more of our stockholders for such stockholder’s pro rata portion of the claim, up to the total amount distributed by us to that stockholder pursuant to the Plan of Liquidation.

Potential Liability of Stockholders. Under the DGCL, if we fail to create adequate reserves for liabilities, or should such reserves be insufficient to satisfy the aggregate amount ultimately found payable in respect of our expenses and liabilities, each stockholder could be held liable for amounts due to creditors up to the amount that such stockholder received from us and from any liquidating trust under the Plan of Liquidation. Each stockholder’s exposure to liability is limited to his, her or its pro rata portion of the amounts due to each creditor and is capped, in any event, at the amount of the distribution actually received by such stockholder.

Stock Certificates. Stockholders should not forward their stock certificates before receiving instructions to do so. After such instructions are sent, stockholders of record must surrender their stock certificates to receive distributions, pending which their pro rata portions of the funds in the trust account may be held in trust, without interest and subject to applicable escheat laws. If a stock certificate has been lost, stolen or destroyed, the holder may be required to furnish us with satisfactory evidence of the loss, theft or destruction, together with a surety bond or other indemnity, as a condition to the receipt of any distribution.

Exchange Act Registration. Our common stock, units and warrants trade currently on the NYSE Amex LLC and are listed under the trading symbols “HDS,” “HDS.U,” and “HDS.W,” respectively, although no assurance can be given that such trading will continue. After dissolution, because we will discontinue recording transfers of our common stock and in view of the significant costs involved in compliance with reporting requirements and other laws and regulations applicable to public companies, we intend to apply to terminate Alpha’ s registration and reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If registration is terminated, trading in the common stock, units and warrants on the NYSE Amex LLC would terminate.

Liquidating Trusts. Although the Board of Directors does not believe it will be necessary, we may transfer any of our remaining assets to one or more liquidating trusts, the purpose of which would be to serve as a temporary repository for the trust property prior to its disposition or distribution to our stockholders. Any liquidating trust would be evidenced by a trust agreement between Alpha and the person(s) or entity the Board of Directors chooses as trustee(s).

Sales of Assets and Collection of Sums Owing. The Plan of Liquidation gives the Board of Directors the authority to sell all of our remaining assets, although our existing assets outside the trust account are immaterial. Any such sale proceeds may be reduced by transaction expenses, and may be less for a particular asset than if we were not in liquidation. The Plan of Liquidation also authorizes the Board of Directors to proceed to collect all sums due or owing to us, including any tax refunds. Any such funds collected will be distributed in accordance with the Plan of Liquidation.

Absence of Appraisal Rights. Stockholders are not entitled to appraisal rights in connection with our dissolution and Plan of Liquidation.

Regulatory Approvals. We do not believe that any material U.S. federal or state regulatory requirements must be met or approvals obtained in connection with our dissolution or the Plan of Liquidation.

Treatment of Warrants. There will be no distribution from the trust account with respect to Alpha’ s warrants. Because we failed to consummate a business combination, our warrants did not become exercisable and will expire worthless.

Payment of Expenses. In the discretion of our Board of Directors, we may pay brokerage, agency, professional and other fees and expenses to any person or entity in connection the implementation of the Plan of Liquidation.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN OF LIQUIDATION

The following discussion is a general summary of the material U.S. federal income tax consequences of the Plan of Liquidation to Alpha and to current holders of our common stock and warrants originally issued in our IPO, who are “United States persons,” as defined in the Code, and who hold such shares and warrants as “capital assets,” as defined in the Code. The discussion does not purport to be a complete analysis of all of the potential tax effects of the Plan of Liquidation. Tax considerations applicable to a particular stockholder or warrant holder will depend on that stockholder’s or warrant holder’s individual circumstances. The discussion addresses neither the tax consequences that may be relevant to particular categories of stockholders or warrant holders subject to special treatment under certain U.S. federal income tax laws (such as dealers in securities or currencies, banks, insurance companies, tax-exempt organizations, mutual funds, financial institutions, broker-dealers, regulated investment companies, real estate investment companies, real estate mortgage investment conduits and foreign individuals and entities) nor any tax consequences arising under the laws of any state, local or foreign jurisdiction. In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our shares or warrants through such entities.

The discussion is based upon the Code, U.S. Treasury Department regulations, rulings of the IRS and judicial decisions now in effect, all of which are subject to change or to varying interpretation at any time. Any such changes or varying interpretations may also be applied retroactively. The following discussion has no binding effect on the IRS or the courts, and assumes that we will liquidate substantially in accordance with the Plan of Liquidation.

We can give no assurance that the tax treatment described herein will remain unchanged. No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Plan of Liquidation, and we will not seek either such a ruling or an opinion of counsel with respect to the anticipated tax treatment. If any tax consequences or facts prove not to be as anticipated and described herein, the result could be increased taxation at the stockholder or warrant holder level.

Because of the complexity of the tax laws and because the tax consequences to Alpha or to any particular stockholder or warrant holder may be affected by matters not discussed herein, stockholders and warrant holders are urged to consult their own tax advisors as to the specific tax consequences to them in connection with the Plan of Liquidation and our dissolution, including tax reporting requirements, the applicability and effect of foreign, federal, state, local and other applicable tax laws and the effect of any proposed changes in the tax laws.

Consequences to Alpha

Alpha may recognize gain or loss on the sale or other taxable disposition of any of its assets pursuant to its liquidation to the extent of the difference between the amount realized on such sale (or the fair market value of the asset) and its tax basis in such asset.

Consequences to U.S. Stockholders

Gain or Loss on Liquidation

Amounts received by U.S. stockholders pursuant to the liquidation generally will be treated as full payment in exchange for their shares of common stock. As a result of our liquidation, a U.S. stockholder generally will recognize gain or loss equal to the difference between (i) the amount of cash distributed to such stockholder (including distributions to any liquidating trust), less any known liabilities assumed by the stockholder or to which the distributed property is subject, and (ii) such stockholder’s tax basis in the shares of common stock.

A U.S. stockholder’s gain or loss should be computed on a “per share” basis, so that gain or loss should be calculated separately for blocks of common stock acquired at different dates or for different prices. Each liquidation distribution should be allocated proportionately to each share of stock owned by a U.S. stockholder and should be applied first to recover a stockholder’s tax basis with respect to such share of stock. Gain should be recognized in connection with a liquidation distribution allocated to a share of stock only to the extent that the aggregate value of all liquidation distributions received by a U.S. stockholder with respect to that share exceeds such stockholder’s tax basis for that share. Any loss generally should be recognized only when a U.S. stockholder receives our final distribution to stockholders, and then only if the aggregate value of the liquidation distributions with respect to a share of common stock is less than the stockholder’s tax basis for that share. Any payments by a stockholder in satisfaction of any Alpha contingent liability not covered by our contingency reserve generally should produce a loss in the year paid. Gain or loss recognized by a stockholder in connection with our liquidation generally should be capital gain or loss, and should be long-term capital gain or loss if the share has been held for more than one year, and short-term capital gain or loss if the share has not been held for more than one year. Long-term capital gain of non-corporate taxpayers may be subject to more favorable tax rates than ordinary income or short-term capital gain. The deductibility of capital losses is subject to various limitations.

Liquidating Trusts

If we transfer assets to a liquidating trust for the benefit of the stockholders, we intend to structure any such liquidating trust as a grantor trust of the stockholders, so that stockholders should be treated for U.S. federal income tax purposes as first having constructively received their pro rata share of the property transferred to the trust and then having contributed such property to the trust. In the event that one or more liquidating trusts are formed, the stockholders generally will receive notice of the transfer(s). The amount of the deemed distribution to the stockholders generally should be reduced by the amount of any known liabilities assumed by the liquidating trust or to which the transferred property is subject. A liquidating trust qualifying as a grantor trust is itself not subject to U.S. federal income tax. Our former stockholders, as owners of the liquidating trust, would be required to take into account for U.S. federal income tax purposes their respective allocable portions of any future income, gain or loss recognized by such liquidating trust, whether or not they have received any actual distributions from the liquidating trust with which to pay any tax on such tax items. Stockholders would receive annual statements from the liquidating trust reporting their respective allocable shares of the various tax items of the trust.

Back-Up Withholding

Unless a stockholder complies with certain reporting and/or Form W-9 certification procedures or is an exempt recipient under applicable provisions of the Code and Treasury Regulations, such stockholder may be subject to back-up withholding tax with respect to any payments received pursuant to the liquidation. The back-up withholding tax is currently imposed at a rate of 28%. If back-up withholding applies, the amount withheld is not an additional tax, but is credited against the stockholder’s U.S. federal income tax liability and may entitle the stockholder to a refund, provided certain required information is timely furnished to the IRS. Stockholders are urged to consult with their own tax advisors regarding the application of backup withholding and the availability of the procedure for obtaining an exemption from backup withholding in their particular circumstances.

Consequences to Warrant Holders

Since no distributions will be made to warrant holders pursuant to the Plan of Liquidation, a holder of our warrants should recognize a capital loss equal to such warrant holder’s tax basis in the warrant in the tax year in which such warrant becomes worthless (or expires).

THE ADJOURNMENT PROPOSAL

In the event there are not sufficient votes at the time of the special meeting to adopt the Dissolution Proposal, the board of directors may submit a proposal to adjourn the special meeting to a later date, or dates, if necessary, to permit further solicitation of proxies.

The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

The board of directors recommends a vote FOR adoption of the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of July ___, 2009, by:

•
each person known by us, as a result of such person’s public filings with the SEC and the information contained therein, to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our officers and directors; and

•	all of our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the sponsor warrants or our other outstanding warrants, as we do not believe that these warrants will become exercisable within 60 days of April 15, 2009.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Common Stock
Steven M. Wasserman (1) (2)	830,000	10.9%
Robert B. Blaha (2)	400,000	5.3%
Gary E. Johnson (2)	50,000	*
Carol A. DiBattiste (2)	50,000	*
Ronald R. Fogleman (2)	50,000	*
HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., HBK Management LLC and HBK Master Fund L.P. (3)	757,900	10.0%
Fir Tree Value Master Fund, L.P., Fir Tree, Inc. and Fir Tree Capital Opportunity Master Fund, L.P. (4)	750,000	9.9%
Polar Securities Inc. and North Pole Capital Master Fund (5)	497,900	6.6%
Wolverine Convertible Arbitrage Fund, Ltd. (6)	396,875	5.2%
Azimuth Opportunity, Ltd. (7)	392,000	5.2%
All directors and executive officers as a group (5 individuals)	1,380,000	18.2%
__________________

 *less than one (1%) percent

 (1) Includes 80,000 shares of the Company’s common stock owned by Tukwila Group LLC, an entity in which Mr. Wasserman is the sole manager and equity holder and has sole voting and dispositive power with respect to such shares and reflects the redemption in September 2006 of 20,000 shares of the Company’s common stock previously owned by Tukwila Group LLC.

 (2) The business address for each of our directors and officers, is c/o Alpha Security Group Corporation, 328 West 77th Street, New York, New York 10024.

 (3) Based on information contained in a Schedule 13G/A filed by HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., HBK Management LLC and HBK Master Fund L.P. on February 5, 2008. HBK Investments L.P. has delegated discretion to vote and dispose of the Company’s common stock held by it to HBK Services LLC (“Services”). Services may, from time to time, delegate discretion to vote and dispose of the shares of the Company’s cCommon stock to HBK New York LLC, HBK Virginia LLC, HBK Europe Management LLP, and/or HBK Hong Kong Ltd. (collectively, the “Subadvisors”). Each of Services and the Subadvisors is under common control with HBK Investments L.P. Jamiel A. Akhtar, Richard L. Booth, David C. Haley, Lawrence H. Lebowitz, and William E. Rose are each managing members of HBK Management LLC. The business address of HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., HBK Management LLC and HBK Master Fund L.P. is 300 Crescent Court, Suite 700, Dallas, Texas 75201.

PRICE RANGE OF SECURITIES AND DIVIDENDS

Our equity securities trade on the NYSE Amex.  Each of our units consists of one share of common stock and one warrant and trades on the NYSE Amex under the symbol “HDS.U.”  On June 14, 2007, the common stock and warrants included in the units began to trade separately. Those units not separated will continue to trade on the NYSE Amex under the symbol “HDS.U,” and each of the common stock and warrants trade on the NYSE Amex under the symbols “HDS” and “HDS.WS,” respectively. We expect that our securities would be de-listed if the Distribution Proposal is approved.  See “BACKGROUND INFORMATION -- Quotation on the NYSE Amex.”

Each warrant entitles the holder to purchase one share of our common stock at a price of $7.50.  Each warrant will become exercisable on the later of our completion of a business combination or March 23, 2008 and will expire on March 23, 2011, or earlier upon redemption.

The following table sets forth, for the periods indicated, the high and low closing sales prices of our units and common stock as reported on the NYSE Amex.  Prior to March 23, 2007, there was no established trading market for our securities.

Quarter Ended	Units		Common Stock
	High	Low	High	Low
2009
June 30, 2009 (through June 11)	$9.88	$9.85	$9.97	$9.90
March 31, 2009	9.91	9.75	9.99	9.70
2008
December 31, 2008	9.65	9.35	9.80	9.30
September 30, 2008	10.20	9.61	9.75	9.52
June 30, 2008	10.25	9.61	9.70	9.42
March 31, 2008	10.20	9.90	9.55	9.35
2007
December 31, 2007	10.30	10.06	9.40	9.25
September 31, 2007	10.65	10.15	9.42	9.26
June 30, 2007	10.58	9.83	9.40	9.31
March 31, 2007 (1)	10.00	9.82	-	-

(1) Represents the high and low sale prices for our units from our initial public offering on March 23, 2007 through March 31, 2007.

Holders of Common Equity

On May 4, 2009, there was 1 holder of record of our units, 5 holders of record of our warrants and 11 holders of record of our common stock.  Such numbers do not include beneficial owners holding shares, warrants or units through nominee names.

Dividends

We have not paid any dividends on our common stock to date and we do not intend to pay cash dividends prior to the consummation of a business combination (however, we do expect to distribute proceeds of the Trust Account if the Distribution Proposal is approved).  After we complete a business combination, the payment of dividends will depend on our revenues and earnings, if any, capital requirements and general financial condition.  The payments of dividends after a business combination will be within the discretion of our then-board of directors.  Our board of directors currently intends to retain any earnings for use in our business operations, and, accordingly, we do not anticipate the board declaring any dividends in the foreseeable future (however, we do expect to distribute proceeds of the Trust Account if the Distribution Proposal is approved).

DESCRIPTION OF SECURITIES

General

We are authorized to issue 30,000,000 shares of common stock, par value $.0001 per share, and 1,000,000 shares of preferred stock, par value $.0001 per share.  As of the Record Date, 7,580,000 shares of common stock are outstanding, held by 11 record holders.  No shares of preferred stock are currently outstanding.

Common stock

As of the Record Date, we have 7,580,000 shares of common stock outstanding.  Our stockholders are entitled to one vote for each share held of record on all matters to be voted on by stockholders.

Preferred stock

Our certificate of incorporation, as amended, authorizes the issuance of 1,000,000 shares of blank check preferred stock with such designation, rights and preferences as our board of directors may determine from time to time.  No shares of preferred stock have been issued or registered.  Accordingly, our board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock.  We may issue some or all of the preferred stock to effect a business combination.  In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us.  Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

Warrants

We currently have 9,200,000 outstanding warrants. Each warrant entitles the holder to purchase one share of our common stock at a price of $7.50.  Each warrant will become exercisable on the later of our completion of a business combination or March 23, 2008 and will expire on March 23, 2011, or earlier upon redemption.  The warrants are redeemable by us, at a price of $.01 per warrant upon 30 days’ notice after the warrants become exercisable, only in the event that the last sale price of the common stock is at least $14.25 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given.

The warrants were issued in registered form under a warrant agreement between American Stock Transfer & Trust Company, as warrant agent, and us.  We may not call the warrants for redemption at any time an effective registration statement covering the warrant exercise is unavailable.  You are urged to review a copy of the warrant agreement, which was filed as an exhibit to the registration statement in connection with our initial public offering, for a complete description of the terms and conditions applicable to the warrants.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances, including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation.  However, the warrants will not be adjusted for issuances of common stock at a price below their respective exercise prices.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to us, for the number of warrants being exercised.  The warrant holders do not have the rights or privileges of holders of common stock, including any voting rights until they exercise their warrants and receive shares of common stock.  After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No warrants will be exercisable unless at the time of exercise a prospectus relating to common stock issuable upon exercise of the warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants.  Under the terms of the warrant agreement, we have agreed to meet these conditions and use our best efforts to maintain a current prospectus relating to common stock issuable upon exercise of the warrants until the expiration of the warrants.  However, we cannot assure you that we will be able to do so.  The warrants may be deprived of any value and the market for the warrants may be limited if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified for sale as a result of the Company’s registering such shares, or unless the shares are exempt from qualification in the jurisdictions in which the holders of the warrants reside.

No fractional shares will be issued upon exercise of the warrants.  If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round up or down to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

Shares eligible for future sale

As of the record date, we had 7,580,000 shares of common stock outstanding.  Of these shares, 6,000,000 shares are freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act.  All of the remaining 1,580,000 shares are restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering. None of those are currently eligible for sale under Rule 144.

“Restricted” shares must generally be sold in accordance with the requirements of Rule 144 under the Act.  Effective February 14, 2008, the SEC revised Rule 144.  In general, under Rule 144 as revised, six months must have elapsed since the later of the date of acquisition of restricted shares from the Company or any affiliate of the Company.  After the six-month holding period has run, holders who are not affiliates of the Company may sell all or any portion of their shares so long as the Company is current in its SEC filings, and after the running of a one-year holding period, they may sell regardless of whether or not the Company is current in its SEC filings.  After the six-month holding period has run, holders of restricted securities who are affiliates of the Company are entitled to sell within any three-month period such number of restricted or control shares that does not exceed the greater of 1% of the then outstanding shares or (so long as the Company’s securities are still listed on a national exchange, and if greater) the average weekly trading volume of shares during the four calendar weeks preceding the date on which notice of the sale is filed with the Commission.  Sales by affiliates under Rule 144 are also subject to certain restrictions on the manner of selling, notice requirements and the availability of current public information about the Company.  Notwithstanding the preceding, based on possible interpretations of the revised Rule 144, the Company believes that, because the Company is a “shell” company, all of the Company’s currently outstanding shares held by affiliates must be held for a period of one year after the filing with the SEC of extensive information that the Company is no longer a “shell” company before these shares may be sold pursuant to Rule 144.

Registration Rights

The holders of our 1,580,000 issued and outstanding shares of common stock prior to the IPO are entitled to registration rights covering the resale of their shares and the resale of their warrants and shares acquired upon exercise of their warrants.  The holders of the majority of these shares are entitled to make up to two demands that the Company register these shares.  In addition, our pre-IPO stockholders have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these securities are released from the restrictions imposed by the lock-up agreements.  We will bear the expenses incurred in connection with the filing of any such registration statements.

Delaware Anti-Takeover Law

We are subject to the provisions of Section 203 of the Delaware General Corporation Law regulating corporate takeovers.  This section prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:

•	a stockholder who owns 15% or more of our outstanding voting stock (otherwise known as an “interested stockholder”);

•	an affiliate of an interested stockholder; or

•	an associate of an interested stockholder,

for three years following the date that the stockholder became an interested stockholder.  A “business combination” includes a merger or sale of more than 10% of our assets.  However the above provisions of Section 203 do not apply if:

•	our board of directors approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

•
after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares; or

•
on or subsequent to the date of the transaction, the business combination is approved by our board of directors and authorized at a meeting of our stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

This statute could prohibit or delay mergers or other change in control attempts, and thus may discourage attempts to acquire us.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act.  You may read and copy reports, proxy statements and other information filed by the Company with the SEC at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.  You may access information regarding the Company at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.  Information and statements contained in this proxy statement are qualified in all respects by reference to the relevant annex to this proxy statement.  Only one proxy statement is being delivered to multiple security holders who share an address.  However, if you would like an additional separate copy, please contact us at the address set forth below and an additional copy will be sent to you free of charge.  If you would like additional copies of this document or if you have questions about the proposals, you should contact via phone or in writing:

Alpha Security Group Corporation
328 West 77th Street, New York, New York 10024
Attn: Corporate Secretary

STOCKHOLDER PROPOSALS

Stockholders wishing to submit proposals for consideration by the Company’s board of directors at the Company’s next Annual Meeting of Stockholders should submit them in writing to the attention of the President of the Company a reasonable time before the Company begins to print and mail its proxy materials, so that the Company may consider such proposals for inclusion in its proxy statement and form of proxy for that meeting.  The Company does not now have any definitive plans regarding the possible date of its next Annual Meeting.

By order of the Board of Directors

New York, NY
July , 2009	/s/ Steve Wasserman
Steve Wasserman
Co-Chairman of the Board of Directors, Chief Executive Officer and President

Annex A
PLAN OF LIQUIDATION
OF
ALPHA SECURITY GROUP CORP.
(A Dissolved Delaware Corporation)

This Plan of Liquidation (or “Plan”) of Alpha Security Group Corp. (“Alpha,” “we” or “us”) is dated this day of , 2009.

WHEREAS, the dissolution of Alpha was duly authorized by its board of directors (the “Board of Directors”) and Alpha’s stockholders, and Alpha was dissolved on [___], 2009 by the filing of a certificate of dissolution (the “Certificate of Dissolution”) with the Office of the Secretary of State of the State of Delaware;

WHEREAS, Alpha elects to adopt a plan of distribution pursuant to Section 281(b) of the Delaware General Corporation Law (the “DGCL”);

WHEREAS, Alpha has paid or otherwise satisfied or made provision for all claims and obligations of

Alpha known to it, including conditional, contingent or unmatured contractual claims, other than the following:

1. any unknown liabilities or outstanding obligations prior to the date hereof and liabilities and obligations incurred or to be incurred after such date, including fees and expenses in connection with legal, accounting and other professional services to be rendered in connection with the dissolution and liquidation of Alpha and the winding up of its business and affairs (the “Vendor Obligations”);

2. Liabilities for federal, state and Delaware franchise taxes (collectively, “Tax Liabilities”); and

3. Alpha’s obligations to holders (the “Public Stockholders”) of its shares of common stock, par value $0.0001 (the “Common Stock”), issued in its initial public offering (the “IPO”) to distribute the proceeds of the trust account established in connection with the IPO (the “Trust Account”) in connection with the dissolution and liquidation of Alpha as provided in Alpha’s fourth amended and restated certificate of incorporation (the “Charter”) and its IPO prospectus;

WHEREAS, there are no pending actions, suits or proceedings to which Alpha is a party;

WHEREAS, there are no facts known to Alpha, indicating that claims that have not been made known to Alpha or that have not arisen are likely to become known to Alpha or to arise within ten years after the date of dissolution; and

WHEREAS, Steven M. Wasserman and Robert B. Blaha (“Alpha’s Insiders”), has agreed to indemnify Alpha from and against all loss, liability, claims, damages and expenses whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which Alpha may become subject to as a result of any claim by any vendor or prospective target business that is owed money by Alpha for services rendered or products sold, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Account.

NOW THEREFORE, Alpha adopts the following Plan of Liquidation, which shall constitute a plan of distribution in accordance with Section 281(b) of the DGCL:

1. PAYMENT OF LIABILITIES AND OBLIGATIONS. Alpha shall, as soon as practicable following the adoption of this Plan by the Board of Directors after the filing of a Certificate of Dissolution of Alpha in accordance with Delaware law, (a) pay or provide for the payment in full, or in such other amount as shall be agreed upon by Alpha and the relevant creditor, the Vendor Obligations and (b) pay in full the Tax Liabilities.

2. CONTINGENCY RESERVE. If and to the extent required or permitted, Alpha shall obtain payments from Alpha’s Insiders pursuant to its indemnification obligations provided to Alpha at the time of the initial public offering for the satisfaction of any outstanding or unknown liabilities.

3. AUTHORITY OF OFFICERS AND DIRECTORS. The Board of Directors and the officers of Alpha shall continue in their positions for the purpose of winding up the affairs of Alpha as contemplated by Delaware law. The Board of Directors may appoint officers, hire employees and retain independent contractors in connection with the winding up process and is authorized to pay such persons compensation for their services; provided, however, that no current officer or director of Alpha shall receive any compensation for his or her services as aforesaid and that any such compensation to such other persons shall be fair and reasonable and consistent with disclosures made to Alpha’s stockholders in connection with the adoption of this Plan. Adoption of this Plan by holders of a majority of the voting power represented collectively by the outstanding shares of the Common Stock shall constitute the approval of Alpha’s stockholders of the Board of Director’s authorization of the payment of any such compensation. The adoption of the Plan by the holders of the shares of Common Stock shall constitute full and complete authority, in accordance with and subject to the terms of the Charter, for the Board of Directors and the officers of Alpha, without further stockholder action, to do and perform any and all acts and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character that the Board of Directors or such officers deem necessary, appropriate or advisable (i) to dissolve Alpha in accordance with the laws of the State of Delaware and cause its withdrawal from all jurisdictions in which it is authorized to do business; (ii) to sell, dispose, convey, transfer and deliver the assets of Alpha; (iii) to satisfy or provide for the satisfaction of Alpha’s obligations in accordance with Section 281(b) of the DGCL; and (iv) to distribute all of the remaining funds of Alpha to the holders of the Common Stock in complete cancellation or redemption of its stock.

4. CONVERSION OF ASSETS INTO CASH OR OTHER DISTRIBUTABLE FORM. Subject to approval by the Board of Directors, the officers and agents of Alpha shall, as promptly as feasible, proceed to collect all sums due or owing to Alpha, including recovery of any tax refunds owing to Alpha, to sell and convert into cash any and all corporate assets and, out of the assets of Alpha, attempt to pay, satisfy and discharge or make adequate provision for the payment, satisfaction and discharge of all debts and liabilities of Alpha pursuant to Sections 1 and 2 above, including all expenses of the sale of assets and of the dissolution and liquidation provided for by this Plan.

5. RECOVERY OF ASSETS. In the event that Alpha (or any trustee or receiver for Alpha appointed pursuant to Section 279 of the DGCL) shall recover any assets or funds belonging to Alpha, including any federal or state tax refunds arising out of the proposed acquisition and its other business activities from inception through dissolution, such funds shall first be used to pay liabilities of creditors not otherwise compromised in the process of determining the liquidating payment to our public stockholders, but only to the extent that such amount would have been available to fund working capital requirements of Alpha as part of the $1,825,000 initially available to Alpha from interest earned on the trust account but that were used to pay taxes instead, or $[________] in total, and to the extent any assets or funds remain thereafter, shall be distributed to the Public Stockholders in accordance with and subject to the terms of the Charter, the DGCL and to such terms and conditions as the Board of Directors (or any trustee or receiver for Alpha) may deem appropriate; provided, however, that nothing herein shall be deemed to preclude Alpha (or any trustee or receiver for Alpha) from petitioning any court of competent jurisdiction for instructions as to the proper distribution and allocation of any such assets or funds that may be recovered by or on behalf of Alpha.

6. PROFESSIONAL FEES AND EXPENSES. It is specifically contemplated that the Board of Directors may authorize the payment of a retainer fee to a law firm or law firms selected by the Board of Directors for legal fees and expenses of Alpha, including, among other things, to cover any costs payable pursuant to the indemnification of Alpha’s officers or members of the Board of Directors provided by Alpha pursuant to the Charter, its bylaws, the DGCL or otherwise, and may authorize the payment of fees to an accounting firm or firms selected by the Board of Directors for services rendered to Alpha. In addition, in connection with and for the purpose of implementing and assuring completion of this Plan, Alpha may, in the sole and absolute discretion of the Board of Directors, pay any brokerage, agency and other fees and expenses of persons rendering services to Alpha in connection with the collection, sale, exchange or other disposition of Alpha’ s property and assets and the implementation of this Plan.

7. INDEMNIFICATION. Alpha can elect to continue to indemnify its officers, directors, employees and agents in accordance with the Charter, its bylaws and any contractual arrangements, for actions taken in connection with this Plan and the winding up of the affairs of Alpha. The Board of Directors, in its sole and absolute discretion, is authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover Alpha’s obligations hereunder, including, without limitation, directors’ and officers’ liability coverage.

8. LIQUIDATING TRUST. The Board of Directors may, but is not required to, establish and distribute assets of Alpha to a liquidating trust, which may be established by agreement in form and substance determined by the Board of Directors with one or more trustees selected by the Board of Directors. In the alternative, the Board of Directors may petition a Court of competent jurisdiction for the appointment of one more trustees to conduct the liquidation of Alpha, subject to the supervision of the Court. Whether appointed by an agreement or by the Court, the trustees shall in general be authorized to take charge of Alpha’s property, and to collect the debts and property due and belonging to Alpha, with power to prosecute and defend, in the name of Alpha or otherwise, all such suits as may be necessary or proper for the foregoing purposes, and to appoint agents under them and to do all other acts which might be done by Alpha that may be necessary, appropriate or advisable for the final settlement of the unfinished business of Alpha.

9. LIQUIDATING DISTRIBUTIONS. Liquidating distributions, in accordance with and subject to the terms of the Charter, shall be made from time to time after the adoption of this Plan to the holders of record, at the close of business on the date of the filing of a Certificate of Dissolution, of outstanding shares of Common Stock sold pursuant to the IPO, pro rata in accordance with the respective number of shares then held of record; provided that in the opinion of the Board of Directors adequate provision has been made for the payment, satisfaction and discharge of all known, unascertained or contingent debts, obligations and liabilities of Alpha (including costs and expenses incurred and anticipated to be incurred in connection with the complete liquidation of Alpha). All determinations as to the time for and the amount of liquidating distributions shall be made in the exercise of the absolute discretion of the Board of Directors and in accordance with Section 281 of the DGCL. As provided in Section 12 below, distributions made pursuant to this Plan shall be treated as made in complete liquidation of Alpha within the meaning of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder.

10. AMENDMENT OR MODIFICATION OF PLAN. If for any reason the Board determines that such action would be in the best interests of Alpha, it may amend or modify this Plan and all actions contemplated hereunder, notwithstanding stockholder approval of this Plan, to the extent permitted by the DGCL and in accordance with and subject to the terms of the Charter; provided, however, that Alpha will not amend or modify this Plan under circumstances that would require additional stockholder approval under the DGCL and/or the federal securities laws without complying with such laws.

11. CANCELLATION OF STOCK AND STOCK CERTIFICATES. Following the dissolution of Alpha, it shall no longer permit or effect transfers of any of its stock, except by will, intestate succession or operation of law.

12. LIQUIDATION UNDER CODE SECTIONS 331 AND 336. It is intended that this Plan shall be a plan of complete liquidation of Alpha in accordance with the terms of Sections 331 and 336 of the Code. This Plan shall be deemed to authorize the taking of such action as may be necessary to conform with the provisions of said Sections 331 and 336 of the Code and the regulations promulgated thereunder, including, without limitation, the making of an election under Section 336(e) of the Code, if applicable.

13. FILING OF TAX FORMS. The appropriate officers of Alpha are authorized and directed, within 30 days after the adoption of this Plan, to execute and file a U.S. Treasury Form 966 pursuant to Section 6043 of the Code and such additional forms and reports with the Internal Revenue Service as may be necessary or appropriate in connection with this Plan and the carrying out thereof.

ALPHA SECURITY GROUP CORPORATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY ___, 2009

The undersigned hereby appoints Steven M. Wasserman as proxy of the undersigned, with full power of substitution, to vote all of the shares of stock of Alpha Security Group Corporation (hereinafter, the “company”) that the undersigned may be entitled to vote at the company’s Special Meeting to be held to be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154 on July ___, 2009 at 9:00 a.m., New York time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.

IF YOU DO NOT RETURN YOUR PROXY CARD WITH AN INDICATION OF HOW YOU WISH TO VOTE, IT WILL HAVE THE SAME EFFECT AS A VOTE “AGAINST” THE PROPOSED AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION AND THE DISTRIBUTION PROPOSAL.  FAILURE TO VOTE WITH RESPECT TO THE ADJOURNMENT PROPOSAL WILL HAVE NO EFFECT ON THIS PROPOSAL, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT.

IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.  IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS.  EACH OF THE DIRECTORS AND OFFICERS OF ALPHA SECURITY GROUP CORPORATION WILL RETURN AN UNMARKED PROXY WITH DIRECTIONS TO VOTE THEIR RESPECTIVE SHARES “FOR” ALL OF THE PROPOSALS.

(continued and to be signed on reverse)

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THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS BELOW.

Proposal to adopt a plan of dissolution and liquidate.

☐FOR	☐AGAINST	☐ABSTAIN

ADJOURNMENT PROPOSAL

Proposal to the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the special meeting to approve any or all of the other two proposals.

☐FOR	☐AGAINST	☐ABSTAIN

DATE: ___________________, 2009
Signature

PLEASE MARK SIGN DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE	Signature if held jointly

Please sign exactly as your name appears hereon.  If the stock is registered in the names of two or more persons, each should sign.  Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles.  If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title.  If signer is a partnership, please sign in partnership name by authorized person.

Please vote, date and promptly return this proxy.  Any votes received after a matter has been voted upon will not be counted.

This Proxy is Solicited on Behalf of the Board of Directors.

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